UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 4, 2004
                                                          (October 1, 2004)

                              BARNES & NOBLE, INC.
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             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


             1-12302                                   06-1196501
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    (Commission File Number)                         (IRS Employer
                                                  Identification No.)


     122 Fifth Avenue, New York, NY                      10011
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(Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, Including Area Code (212) 633-3300
                                                           --------------


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On October 1, 2004, Barnes & Noble, Inc. (the "Company") and its wholly owned subsidiary, B&N GameStop Holding Corp. ("Seller"), entered into a Stock Purchase Agreement (the "Agreement") with GameStop Corp. ("GameStop"), pursuant to which GameStop acquired from Seller 6,107,338 shares of GameStop's Class B Common Stock, par value $.001 per share, for an aggregate consideration of $111,519,991.80, consisting of $37,500,000 in cash and a promissory note (the "Note") in the principal amount of $74,019,991.80. The principal amount of the
Note is payable $37,500,000 on January 14, 2005, and the remaining $36,519,991.80 in three equal installments on the first, second and third anniversaries of the Note, respectively. The outstanding unpaid principal amount due under the Note bears interest at a rate of 5.5% per annum, payable when principal installments are due.

     Through its ownership of all of GameStop's Class B Common Stock, the Company, prior to entering into the Agreement, owned approximately 63.9% of the outstanding shares of GameStop's capital stock, which represented approximately 94.7% of the combined voting power of all classes of GameStop's voting stock. As a result of the reported transaction, the Company now owns approximately 59.5% of the outstanding shares of GameStop's capital stock, which represents approximately 93.6% of the combined voting power of all classes of GameStop's voting stock.

     A copy of the Agreement and a copy of the Note are filed as Exhibits 10.1 and 10.2, respectively, to this report on Form 8-K and are incorporated herein by reference. The press release announcing the Agreement is filed as Exhibit
99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

     The information set forth in Item 1.01 of this report on Form 8-K is incorporated by reference herein.

Item 8.01     Other Events.

     On October 1, 2004, the Company's Board of Directors (including all of the Company's independent directors) approved the transactions contemplated by the Agreement and approved a plan to distribute Seller's remaining 29,901,662 shares of GameStop's Class B Common Stock to the Company's stockholders of record as of the close of business on November 2, 2004, such distribution to occur on November 12, 2004. Following the distribution, GameStop will no longer be a subsidiary of the Company.

     The press release announcing the planned distribution is filed as Exhibit
99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

     (c) Exhibits

     10.1 Stock Purchase Agreement, dated as of October 1, 2004, by and among GameStop, the Company, and Seller.

     10.2 Promissory Note, dated as of October 1, 2004, made by GameStop in favor of Seller.

     99.1 Press Release of the Company, dated October 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARNES & NOBLE, INC.
                                         (Registrant)


Date: October 5, 2005                    By:/s/ Joseph J. Lombardi
                                            ---------------------------------
                                            Joseph J. Lombardi
                                            Chief Financial Officer